UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 3

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2004

PUBLIC COMPANY MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50098	88-0493734
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5770 El Camino Road, Las Vegas, Nevada 89118

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code (702) 222-9076

MYOFFIZ, INC.

(Former name or former address,

if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Report on Form 8-K/A, Amendment No. 3 is being filed to revise the audited financial statements, update Item 2.01 “Completion of Acquisition or Disposition of Assets,” update “Legal Proceedings,” take into account the revised financials in the “Management’s Discussion and Analysis or Plan of Operations” section, updated Item 3.02 “Unregistered Sales of Equity Securities,” update Item 5.01  “Changes in Control of Registrant,” and include Item 4.02 “Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.”

Item 1.01  Entry Into a Material Definitive Agreement.

On October 1, 2004, MyOffiz, Inc. (the “Registrant”) entered into an Exchange Agreement (the “Agreement”) with GoPublicToday.com, a Nevada corporation (“GPT”), Pubco White Papers, Inc., a Nevada corporation (“PWP”), Nevada Fund, a Nevada corporation (“NF”), Public Company Management Services, Inc., a Nevada corporation (“PCMS”) (the “Subsidiaries”), and the majority shareholders of GPT, PWP, NF or PCMS, Brock Family Trust (the “Trust”), and Stephen Brock.  The Trust and NF are the majority shareholders of GPT.  The Trust is the majority shareholder of NF and the sole shareholder of PCMS.  Stephen Brock is the sole shareholder of PWP.

Pursuant to the Agreement, the Registrant acquired 5,000,000 shares of common stock (or approximately 92.1%) of GPT, 5,000,000 shares of common stock (or 100%) of PWP, 5,000,000 shares of common stock (or approximately 98.0%) of NF, and 5,000,000 shares of common stock (or 100%) of PCMS in exchange for an aggregate of 15,326,650 newly issued treasury shares of the Registrant’s common stock.  The transaction is referred to herein as the “Acquisition.”

Prior to the Acquisition, GPT provided services to the Registrant in connection with the Registrant becoming a publicly traded company.  PCMS provided compliance services to the Registrant in connection with the Registrant maintaining its status as a publicly traded company.

Item 2.01  Completion of Acquisition or Disposition of Assets

On October 1, 2004, the Registrant acquired approximately 92.1% of GPT, 100% of PWP, approximately 98.0% of NF, and 100% of PCMS in exchange for 15,326,650 newly issued treasury shares of the Registrant’s common stock.  There were 19,920,000 shares of the Registrant’s common stock issued and outstanding immediately after the Acquisition.  The Registrant acquired the shares of GPT from the Trust and NF, the shares of NF and PCMS from the Trust, and the shares of PWP from Stephen Brock.  NF and Stephen Brock transferred their interest in the Registrant to the Trust.  GPT, PWP, NF and PCMS are collectively referred to herein as the “Subsidiaries.”  Prior to the Acquisition, certain of the Subsidiaries conducted business operations, which business operations they will continue subsequent to the Acquisition.

Subsequent to the Acquisition, the Registrant acquired the minority interests in the Subsidiaries in exchange for an aggregate of 404,624 shares of the Registrant’s common stock.

The Registrant is a holding company for, and will conduct its operations (discussed below) through, the Subsidiaries.  As a result of the Acquisition of the Subsidiaries and the continuation of their business operations, the Registrant has changed its business focus.  The term “Company” as used herein shall include a reference to the Registrant, GPT, PWP, NF, and PCMS unless otherwise stated.

DESCRIPTION OF THE PRINCIPAL PRODUCTS AND SERVICES

The Company is a management and consulting firm that focuses its products and services on private and small public companies that, as determined by the Company’s management, have the following characteristics:

o

development stage or early stage companies with a business plan that provides a definable path to profitable growth in no more than three to five years;

o

companies that operate in established markets or in market segments having a reasonable probability of marketing success;

o

companies that can support favorable financial expectations including the return on investment being sought by the Company’s management; and

o

companies that have an experienced management team.

As such, the Company believes that it will enable its stockholders to indirectly participate in private equity investments in a way not typically available to most investors due to the private nature of most of our Portfolio Companies (as defined below), the size of the financial commitments often required in order to participate in such investments, and/or the experience, skill and time commitment required to identify and take advantage of these opportunities.

The Company is composed of four (4) subsidiaries, GoPublicToday.com (“GPT”), Pubco White Papers, Inc.(“PWP”), Nevada Fund (“NF”), and Public Company Management Services, Inc.  (“PCMS”).  GPT is an investment advisor regulated by the State of Nevada.  PWP serves as an informational resource for private and small public companies as well as a marketing company for the Registrant’s products and services.  NF is an investment vehicle that holds equity investments in various public companies.  PCMS is a strategic project management company.  The Company believes that collectively the Subsidiaries provide solutions for private companies

The Company actively works with private companies seeking to be publicly traded.  The Company facilitates the process for these clients to convert from a private company to a public company and to maintain their public status once converted.  In addition, the Company provides its clients with white papers that address critical issues and questions facing public companies traded on the OTCBB or the Pink Sheets, private companies looking to go public, and market participants in general.

GoPublicToday.com (“GPT”)

GPT is a Nevada corporation that was organized on May 26, 2000.  On May 4, 2001, GPT became a registered investment advisor regulated by the Securities and Exchange Commission (“the Commission” or the “SEC”).  In June 2004, the Commission informed GPT that GPT was not required to be registered with the Commission as an investment advisor.  The Nevada Secretary of State, Securities Division (the “Division”) requested that GPT register with the Division as an investment advisor.  The Division approved GPT’s application on June 18, 2004.  GPT withdrew its registration with the SEC on June 25, 2004.

GPT is a registered investment advisory firm that specializes in direct public offering programs. GPT provides a full spectrum of financial advisory services, including business plan reviews, to a client base that includes emerging companies as well as established entities.  GPT facilitates the process for its private company clients (“Portfolio Companies”) to convert to public companies and to maintain their public status once converted.  GPT accepts a large portion of its fee in the form of equity in the Portfolio Companies.  With a vested interest in the success of the Portfolio Companies, GPT considers itself a partner in their growth.

GPT conducts a business plan review (the “Review”) as its first step in providing services to Portfolio Companies.  The Review enables GPT to assess the Portfolio Companies and their potential in the marketplace.  GPT’s next step is to facilitate the process for Portfolio Companies to convert to public companies by registering securities under the Securities Act of 1933 (the “Securities Act”) and obtaining a listing of such securities on the OTCBB.  GPT provides (or contracts with other Subsidiaries or third parties unrelated to GPT or the Company to provide) the following services that facilitate this process:

o

reviewing and changing the client’s mix of debt and to meet the goals and objectives of the client’s management team;

o

performing due diligence review of the client’s management;

o

engaging PWP to prepare a business plan for the client in the event that the client does not have an up-to-date and accurate business plan;

o

developing a peer group of public companies for the client based on SIC Codes;

o

conducting a comparison analysis to determine a potential initial trading price;

o

facilitating negotiations between Portfolio Companies and independent public accountants to conduct an audit;

o

overseeing state blue sky filings;

o

negotiating with attorneys to provide legal work regarding corporate and securities matters;

o

overseeing compliance with the filing requirements of the Securities and Exchange Act of 1934 (the “Exchange Act”);

o

identifying a brokerage firm that will make a market in the clients’ securities

o

assisting the client and the brokerage firm in completing Form 2c-11 for filing with the National Association of Securities Dealers (the “NASD”) for quotation on the OTCBB;

o

requiring Portfolio Companies to enter into a one-year corporate administration and compliance contract with PCMS regarding their Exchange Act reporting requirements; and

o

submitting reports on the Commission’s Edgar database.

GPT also provides (or contracts with related parties or third parties unrelated to GPT to provide) significant management assistance services in the areas of financial oversight, strategic growth planning, and legal, financial consulting or other services to such clients’ management teams.  GPT plays a role in setting corporate strategies and advising Portfolio Companies regarding important decisions affecting their businesses, including analyzing potential acquisitions, recruiting key managers, and evaluating strategic opportunities.

In certain instances, GPT may contract with M & A Capital Advisers, LLC (”M & A Capital”), a licensed broker-dealer, to assist Portfolio Companies in their efforts to raise money through an offering pursuant to Regulation D of the Securities Act.  Stephen Brock, the Registrant’s President, is the majority owner of M&A Capital.

GPT also plans to operate under the assumed name “Foreign Company Listing” (“FCL”).  GPT plans for FCL to assist non-US companies to get listed and trading in the United States via a Form 20-F registration statement.  The SEC provides a separate integrated disclosure system for foreign private issuers for this type of registration.  FCL will facilitate the preparation of the registration statement as well as all ancillary regulatory and compliance issues related to companies that have registered on Form 20-F.  As of the filing of this report, GPT has not provided any of the services that it contemplates will be provided under the assumed name FCL.

PubCo White Papers, Inc. (“PWP”)

PWP is a Nevada corporation that was organized on July 22, 2003.  PWP offers white papers critical issues and questions facing public companies traded on the OTCBB or the Pink Sheets, private companies looking to go public, and market participants in general. PWP also markets the products and services provided by the Subsidiaries.  The white papers address a wide range of topics including regulatory, strategic planning and financing issues that impact the market and provide a source of access to information about the capital markets in the US.

PWP created the website, PubcoWhitePapers.com, to provide an easily assessable destination to the information companies need to go public, stay public, and access the funding that they need to reach their potential.  PWP categorizes the information into topic areas to make it easier for visitors to find the information sought.   Visitors may email PWP concerning topics that are not listed.  This provides a channel to open dialogue with not only white paper customers but also potential clients for other services within the PCMC network.  PWP continuously seeks ways to educate business owners on the possibilities that the US capital markets afford.

Nevada Fund (“NF”)

NF is a Nevada corporation that was organized on August 20, 1998.  NF has primarily been a vehicle for the acquisition of debt or equity in various public companies in exchange for cash.

Public Company Management Services, Inc. (“PCMS”)

PCMS is a Nevada corporation that was organized on July 16, 2004.  PCMS functions as a strategic project management firm providing a suite of professional services available to companies trading on the OTCBB or the Pink Sheets, private companies, and other market participants. PCMS contracts with clients to provide services for one (1) year.  PCMS offers small public companies access to a broad range of professional services such as financial consultants, attorneys, certified public accountants and boutique investment bankers.  PCMS’s services are designed with small companies in mind.  The services are geared toward assisting in corporate administration and coordinating compliance with the appropriate rules and regulations pertaining to public companies.   PCMS offers the following corporate administration and compliance management services:

o

Sarbanes-Oxley Readiness Services;

o

Corporate Governance Assessment;

o

Regulatory Risks (PATRIOT, HIPAA, SAS 70, GLB);

o

Human Resource Compliance; and

o

Federal and State Securities Regulations

COMPETITIVE BUSINESS CONDITIONS

The number of companies going public and requiring access to capital has significantly increased in years.  There is also significant growth in the use of the Internet for offering efficient business-to-business commerce.  The market for capital and financing resources for emerging growth companies is intensely competitive.

We compete with a large number of consulting firms, investment banks, merchant banks, and other companies, as well as traditional financial services companies such as commercial banks and other sources of consulting in connection with our investment activity.  Many of these entities have greater financial and managerial resources than we do. Numerous smaller competitors also exist in this industry.  They tend to be: (i) specialized and only offer one type of financing service; (ii) traditional and only provide non- Internet, face-to-face operations, or (iii) small scale and only able to accommodate a few clients each year.  We compete with these entities primarily on the basis of the quality of our services, the experience and contacts of our management team, our investment analysis and decision-making processes, and the engagement terms we offer our Portfolio Companies concerning our fees which we receive partly in cash and partly in equity.  The Company believes that it fills a void and provides a market niche for privately-held companies seeking to be publicly traded in the US.  The Company offers a variety of financial consulting services targeted toward this market.  However, there can be no assurance that we will be able to successfully compete or that our existing or potential competitors will not develop products or services equal to or better than those marketed by us.

DEPENDENCE ON ONE OR A FEW CUSTOMERS

The Company was dependent on one customer who accounted for 44.5% of total revenues in 2004.  However, the Company has since ceased performing services for that customer and currently relies on many different clients for its revenues.

PATENTS, TRADEMARKS & LICENSES

The Company does not own any patents or trademarks.  GPT is licensed as an investment advisor in the State of Nevada.

NEED FOR GOVERNMENTAL APPROVAL AND THE EFFECTS OF REGULATIONS

GPT is regulated by the Division as an investment advisor under Nevada’s Uniform Securities Act.  GPT was subject to examination prior to becoming licensed.  The Administrator of the Division without previous notice, may examine GPT’s records in order to determine compliance with the Uniform Securities Act.  In the event that GPT is not in compliance with the Nevada Act, the Administrator may suspend or revoke GPT’s license or impose fines on GPT.

EMPLOYEES

Stephen Brock, our sole director, is also our only employee.  Mr. Brock serves as our President, Secretary and Treasurer on a full-time basis.

DESCRIPTION OF PROPERTY

Stephen Brock, our President, Secretary and Treasurer provides office space to us at 5770 El Camino Road, Las Vegas, Nevada 89118 at the cost of $1,500 per month, on a month to month basis.

LEGAL PROCEEDINGS

On July 27, 2004, NF and Stephen Brock filed a lawsuit in the District Court of Clark County, Nevada against Ugomedia Interactive Corporation (“Ugomedia”) for breach of contract.  On February 27, 2003, Ugomedia executed a convertible promissory note in favor of NF in the principal amount of $175,000, bearing interest at a rate of six percent (6%) per annum.  The entire outstanding principal and accrued interest became due and payable on February 27, 2004.  Despite repeated demands for payment, Ugomedia failed and refused to pay NF any part of the sums due and owing.

On June 14, 2004, GPT sent a demand letter to Terrax, Inc. (“Terrax”).  Terrax signed a contract for services with GPT in March 2002.  The contract terms stipulated a cash payment of $75,000 payable in increments and an equity payment of 500,000 shares of restricted common stock of Terrax.  In April 2002, GPT assisted Terrax in an offering in Nevada that was exempt under Rule 504 of Regulation D of the Securities Act.  Although the client transferred the stock and made a partial payment, the full obligations of the contract were not and are still not paid in full.  A settlement was entered into between GPT and Terrax in February 2005, whereby the Company agreed to withdraw the Company’s lawsuit in return for the 500,000 restricted shares which were issued to GPT becoming free trading, as well as various other stipulations by Terrax including Terrax agreeing to pay the balance of the contract owed to GPT in advance of any filings made by GPT to take Terrax from trading on the pinksheets to trading on the OTCBB.

GPT also sent a demand letter to Escape International, Inc. (“Escape”) in June 2004.  Escape contracted with GPT in February 2004 for GPT to assist Escape in filing a Form SB-2 registration statement under the Securities Act.  The contract provided for a cash payment in the amount of $75,000 of which $10,000 was paid and an equity payment of 500,000 shares of restricted common stock of Escape.  GPT performed (or contracted with third parties to perform) numerous services on behalf of Escape including but not limited to a business plan review, establishing a Nevada corporation, corporate record book development, and drafting private placement documents for an initial founders round.  Escape has not issued the restricted stock to GPT.  GPT is seeking to recover its unpaid fees pursuant to the contract.  The Company has filed a Complaint against Escape in the District Court of Clark County, Nevada.  Escape has filed an Answer to that Complaint on January 20, 2005.

RELATED PARTY TRANSACTIONS

Prior to the Acquisition, GPT provided services to the Registrant in connection with the Registrant becoming a publicly traded company.  PCMS provided compliance services to the Registrant in connection with the Registrant maintaining its status as a publicly traded company.

Stephen Brock, our President, Secretary and Treasurer, provides office space to us at $1,500 per month on a month to month basis.  The Company has no lease with Mr. Brock.

Mr. Brock launched M & A Capital as a broker/dealer in 2004.  Mr. Brock is the General Partner of Brock Family LP, which manages M & A Capital.  M & A Capital provides capital raising services and facilitates Reverse Listings.   In that regard, the Company periodically evaluates with M & A Capital potential acquisitions, financing transactions, initial public offerings, reverse listings, strategic alliances, and sale opportunities involving the Company’s client companies.  Such transactions could have an impact on the valuation of the Company. These transactions and activities are generally not disclosed to the Company’s stockholders and the investing public until such time as the transactions are publicly announced or completed, as the case may be.

The Subsidiaries routinely engage in intercompany transactions.  For example, NF, PWP and PCMS leverage off of GPT to provide to them with support services, financing, development, equipment, staff and incubation services for the mutual development of each of the business plans.

The Company owned two properties, which were both originally purchased by GPT.  However, one of the properties which GPT owned in Nevada, was sold on February 11, 2005.  The other property, still owned by the Company, is located in Brianhead, Utah, and is held in the name of the Company’s Chief Executive Officer, Stephen Brock, although it is owned by GPT.  That property is used as a part-time residence by the Company’s Chief Executive Officer and as a backup office for the Company’s corporate offices.

In June 2004, GPT purchased a new truck from an auto dealer, which is used by the Company’s Chief Executive Officer, Stephen Brock, which was financed in sixty (60) equal monthly installments of $905, including interest at 4.99%.  The truck is held Mr. Brock’s, name, but is owned by the Company.

In October 2004, the Company issued 20,000 free trading shares of Common Stock to one of the Company’s Attorneys, Michael T. Williams, pursuant to an S-8 Registration Statement.

In December 2004, the Company’s Chief Executive Officer, Stephen Brock, was issued 500,000 restricted shares of the Company’s Common Stock in consideration of services provided to the Company.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Public Company Management Corporation, referred to herein as “we”, “our”, “us”, the “Company” or “PCMC”), is a Nevada corporation that was organized on October 26, 2000 as MyOffiz, Inc.  On October 1, 2004, PCMC acquired the following companies:

o

Pubco White Papers, Inc., a Nevada corporation (“PWP”)

o

GoPublicToday.com, a Nevada corporation (“GPT”)

o

Public Company Management Services, Inc., a Nevada corporation (“PCMS”)

o

Nevada Fund, a Nevada corporation (“NF”)

The transaction is referred to herein as the “Acquisition.”  PCMC is a holding company for PWP, GPT, PCMS and NF, each of which operates a separate line of business.  The terms “Company,” “we,” “our,” or “us” as used herein refer to PCMC, PWP, GPT, PCMS and NF, collectively, unless otherwise stated.  PWP, GPT, PCMS and NF are collectively referred to herein as the “Subsidiaries.”

As a result of the Acquisition and a change in business focus, the Company changed its name to Public Company Management Corporation on November 18, 2004.  The Company is an education, management and consulting firm that helps small businesses create long-term value for their companies, shareholders and partners by participating in public capital markets.  The Company focuses on serving private and small public companies that, as determined by our management, have the following characteristics:

o

development stage or early stage companies with a business plan that provides a definable path to profitable growth in no more than three to five years;

o

companies that operate in established markets or in market segments having a reasonable probability of marketing success;

o

companies that can support favorable financial expectations including the return on investment being sought by the Company’s management; and

o

companies that have an experienced management team.

Although PCMC remains as the legal reporting entity, the Subsidiaries (whose fiscal years end on September 30) are considered the accounting acquirer for financial reporting purposes; therefore, our results of operation and financial condition provided for in this “Management’s Discussion and Analysis” relate to the consolidated financial statements for the Subsidiaries for the fiscal year ended September 2004.

OPERATING RESULTS

On October 1, 2004, the Company acquired the Subsidiaries in an Acquisition that is being accounted for as a reverse merger and recapitalization whereby the operating companies, the Subsidiaries, are the continuing entities for all accounting purposes.  The audited financial statements discussed in under this heading “Management’s Discussion and Analysis” include a consolidated balance sheet of the Subsidiaries (referred to in the financial statements as Public Company Management Corporation or PCMC) as of September 30, 2004, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the nine-month period ended September 30, 2004, and the year ended December 31, 2003.  During 2004, the Subsidiaries and the Company changed their fiscal year end from June 30 and December 31, respectively, to September 30.

NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2004 - AUDITED

Revenues were $2,089,919 for the nine-month period ended September 30, 2004.  Revenues were attributable to stock compensation received for service contracts and consulting income.

Selling, general and administrative (“SG&A”) expense and depreciation and amortization expense were $689,902 and $33,366, respectively, for the nine-month period ended September 30, 2004.  Net income from operations was $1,366,651 for the nine-month period ended September 30, 2004.

Other income was $522,828 for the nine-month period ended September 30, 2004, consisting of unrealized gain on holding marketable securities of $375,729, realized gain on sale of marketable securities of $146,588, interest income of $13,401 and gain on sale of vehicle of $929 which were offset by interest expense of $13,819.

Net income before income taxes was $1,889,479 for the nine-month period ended September 30, 2004.  Deferred income tax expense was $640,427 for the nine-month period ended September 30, 2004.

Net income was $1,249,052 for the nine-month period ended September 30, 2004.  Net income was primarily attributable to revenues from stock compensation received for service contracts and consulting income that were offset by SG&A expense and depreciation and amortization expense.

FISCAL YEAR ENDED DECEMBER 31, 2003 - AUDITED

Revenues were $376,896 for the fiscal year ended December 31, 2003.  Revenues were attributable to stock compensation received for service contracts and consulting income.

SG&A expense and depreciation and amortization expense were $389,359 and $24,445, respectively, for the fiscal year ended December 31, 2003.  Net loss from operations was $36,908 for the fiscal year ended December 31, 2003.

Other income was $89,443 for the fiscal year ended December 31, 2003, consisting of unrealized loss on holding marketable securities of $84,306, realized gain on sale of marketable securities of $183,542, and interest income of $14 which were offset by interest expense of $9,807.

Net income was $52,535 for the fiscal year ended December 31, 2003.  Net income was primarily attributable to revenues from stock compensation received for service contracts and consulting income that were offset by SG&A expense and depreciation and amortization expense.

LIQUIDITY AND CAPITAL RESOURCES

Total current assets were $2,468,809 as of September 30, 2004, consisting of marketable securities of $1,532,970, net accounts receivable of $219,330, notes receivable of $550,000, cash of $153,509, and other current assets of $13,000.   Marketable securities represent investments in securities that are traded on either the over-the-counter Bulletin Board (the “OTCBB”) or the Pink Sheets, some of which are restricted stock.  As such, they have limited liquidity and may be subject to huge price swings as discussed below in the section entitled “Risk Factors”.  In addition, sales of marketable securities by us may exert down pressure on the securities which could result in our selling marketable securities at prices much less than the value as of September 30, 2004.  Notes receivable are due from three (3) of our small or medium-sized clients.  Repayment of the notes is highly speculative as discussed below in the section entitled “Risk Factors”.

Total current liabilities were $1,041,986 as of September 30, 2004, consisting of deferred income tax of $643,827, deferred revenues of $228,333, bank lines of credit of $88,126, accounts payable of $67,434, and current portion of installment note payable of $14,266.

As of September 30, 2004, we had working capital of $1,426,823, and the ratio of current assets to current liabilities was 2.37 to 1.

Net cash used in operating activities was $151,669 during the nine-month period ended September 30, 2004, resulting from adjustments to net income of $1,249,052 for unrealized gain on holding marketable securities of $(375,729), deferred income tax of $640,427, gain on sale of marketable securities of $(146,588), depreciation and amortization of $33,366, and gain on sale of vehicle of $(929) as well as changes in marketable securities of $(827,695), deferred revenue of $(99,167), accounts receivable of $(450,000), notes receivable of $(219,330), accounts payable of $57,925, and other current assets of $(13,000).

Net cash provided by investing activities was $66,303 during the nine-month period ended September 30, 2004, consisting of proceeds from sale of marketable securities of $217,080, construction of current website of $(56,439), purchase of furniture and equipment of $(55,658), purchase of real estate of (38,405), and purchase of marketable securities of $(230).

Net cash provided by financing activities was $232,148 during the nine-month period ended September 30, 2004, consisting primarily of capital contributions of $196,487, new truck purchase financing of $43,997, payments on installment note of ($15,824), and net change in bank line of credit of $7,488.

The Company has two bank lines of credit.  $45,000 is owed to Bank of America, which is the credit limit.  The interest rate is at bank’s prime + 2%, there is no collateral, and the line expires April 25, 2005.  $43,126 is owed to Wells Fargo, against a $43,500 credit limit.  The interest rate is at bank’s prime + 7.75%, there is no collateral, and the line renews annually in June.

The Company will need to raise $1.5 million of additional financing during the next twelve (12) months to fully implement its business plan.  The Company intends to raise additional capital in one or more private placements of its Common Stock including this Offering.  The Company does not have any commitments or identified sources of additional capital from third parties or from its officers, directors or majority shareholders.  There is no assurance that additional financing will be available on favorable terms, if at all.  If the Company is unable to raise such additional financing to fully implement its business plan, it will have a material adverse effect on the Company’s business, results of operation and financial condition.

RISK FACTORS

WE NEED TO RAISE A SUBSTANTIAL AMOUNT OF ADDITIONAL FINANCING.  It is imperative that we raise $1.5 million of additional capital to fully implement our business plan.  The Company intends to raise the additional capital in one or more private placements.  The Company does not have any commitments or identified sources of additional capital from third parties or from its officers, directors or majority shareholders.  There is no assurance that additional financing will be available on favorable terms, if at all.  If the Company is unable to raise such additional financing, it would have a materially adverse effect upon the Company’s ability to implement its business plan, and may cause the Company to curtail or scale back its current operations.

MOST OF OUR ASSETS CONSIST OF MARKETABLE SECURITIES IN COMPANIES TRADED ON THE OTCBB OR THE PINK SHEETS, THE VALUE OF WHICH IS SUBJECT TO SIGNIFICANT FLUCTUATION.  Most of or our assets consist of marketable securities of companies traded on the OTCBB or the Pink Sheets.  Some of the marketable securities are restricted securities.  The marketable securities we hold have limited liquidity and may be subject to huge price swings.  In addition, sales of marketable securities by us may exert downward pressure on the securities which could result in our selling marketable securities at prices much less than the value as of September 30, 2004.  Fluctuations in the market price and valuations of our holdings in such other companies, which are partially dependent on market and other conditions that are beyond our control, may result in fluctuations of the market price of our common stock.

A SIGNIFICANT PORTION OF OUR MARKETABLE SECURITIES ARE RESTRICTED SECURITIES UNDER RULE 144 OF THE SECURITIES ACT OF 1933.  A significant portion of the marketable securities that we hold are considered restricted securities under Rule 144 under the Securities Act of 1933 (the “Act” or the “Securities Act”).  We may not sell restricted securities except pursuant to an effective registration statement or an applicable exemption from registration, including an exemption under Rule 144.  Sales under Rule 144 are subject to certain manner of sale provisions, notice requirements and the availability of current public information about the company whose securities we intend to sell under Rule 144.  In the event that we cannot sell our marketable securities pursuant to an effective registration statement or an applicable exemption from registration, we will not be able to liquidate our position with respect to such securities, which could have a material adverse effect on our business, results of operation and financial condition.

ONE OF OUR CUSTOMERS ACCOUNTED FOR 44.5% OF OUR REVENUES IN 2004.  In 2004, Acies, Inc., one of our customers, accounted for 44.5% of our revenues.  This client has subsequently ceased being the Company’s client, and we do not anticipate receiving any additional revenue from this client moving forward.  Because we are no longer performing services for a client which accounted for 44.5% of revenues in 2004, the Company’s revenues may decrease for 2005, due to the loss of this client.  If the Company is unable to find additional clients to make up for the loss in revenue due to the loss of this client it would have a material adverse affect on or business, results of operation and financial condition and would cause a decrease in the value of the Company’s common stock.

WE MAY BE REQUIRED TO REGISTER AS AN INVESTMENT COMPANY UNDER THE 1940 ACT.  The Company believes that it is primarily engaged in the business of providing consulting services and that the ownership of securities is an incidental result of such business operations.  If, however, the Commission determines that we meet the definition of an investment company, we may be required to register under the Investment Company Act 1940 (the “1940 Act”).  Such registration is expensive and could substantially alter our business model.  There can be no assurance that the Commission will not require us to register under the 1940 Act, or, if required to do so, that we will be able to complete such registration process in a timely manner, if at all, or at a reasonable cost.  If the Commission requires us to register under the 1940 Act, it would have a material adverse effect on our business, results of operation, financial condition and your investment in the Company.

WE INVEST IN PRIVATE COMPANIES WHICH INVOLVES A HIGH DEGREE OF RISK.  Our business operations will consist primarily of working with small private companies in which we will take an equity investment in the form of restricted securities as part of our fee. Working with, and investing in, private companies involve a high degree of business and financial risk.  These risks can result in substantial losses.  Accordingly our business activities should be considered speculative. There is generally no publicly available information about the companies with which we work, and we rely significantly on the diligence of our management team to obtain information in connection with our engagement decisions. Typically, such companies depend on the management talents and efforts of one person or a group of persons for their success, and the death, disability or resignation of one or more of these persons could have a material adverse impact on such companies that in turn would have a material adverse impact on investment in such companies. In addition, smaller businesses often have narrower product lines and smaller market shares than their competition. Such companies may also experience substantial variations in operating results. These companies may be more vulnerable to customer preferences, market conditions or economic downturns, which may adversely affect the return on, or the recovery of, our investment in such businesses.  The illiquidity of the restricted securities that we accept as part of our fee limits our ability to dispose of these investments at times when it may be advantageous for us to do so.

THERE IS UNCERTAINTY REGARDING THE VALUE OF OUR PRIVATELY-HELD SECURITIES.  We value our privately held equity based on a determination of their fair value made in good faith in accordance with our established guidelines. Initially, the fair value of each such security is based upon its original cost. Cost is also the primary factor used to determine fair value on an ongoing basis until significant developments or other factors affecting the investment (such as results of subsequent financings, the availability of market quotations, the portfolio company’s operations and changes in general market conditions) provide a basis for value other than cost. Due to the uncertainty inherent in valuing securities that are not publicly traded, our determinations of fair value may differ significantly from the values that would exist if a ready market for these securities existed.

WE LEND MONEY TO SMALL AND MEDIUM-SIZED COMPANIES THAT MAY INVOLVE A HIGHER RISK OF DEFAULT.   We may make loans to small and medium-sized private companies for the payment of our fees which may involve a higher degree of default risk than deferring fees or lending to larger, more established companies. We primarily lend to and will continue to lend to companies that may have limited financial resources. For example, 3 of our clients owed us an aggregate of $550,000 with interest ranging from 4% to 6% per year, the repayment of which is speculative as of September 30, 2004.  Numerous factors may affect the borrower’s ability to make scheduled interest payments and ultimately to repay our loan, including the borrower’s failure to meet its business plan, a downturn in its industry or negative economic conditions. Our securities are typically junior to any bank debt that our clients have, and our loans are often unsecured. To the extent that we have a secured position in a company, our claims to any collateral will be subordinated to the claims of any senior lenders.  Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any collateral for the loan.  In the event that our clients default on the notes, it will have a material adverse effect on our business, results of operation and financial condition.

WE DEPEND HEAVILY ON STEPHEN BROCK.  The success of the Company heavily depends upon the personal efforts and abilities of Stephen Brock, a director of the Company and the Company’s President, Secretary and Treasurer.  The Company has not entered into employment agreement with Mr. Brock.  Mr. Brock may voluntarily terminate his services at any time.  The loss of Mr. Brock could have a material adverse effect on our business, results of operations or financial condition.  In addition, the absence of Mr. Brock will force us to seek a replacement who may have less experience or who may not understand our business as well, or we may not be able to find a suitable replacement.

WE DEPEND HEAVILY ON STEPHEN BROCK AND HIS TEAM OF ADVISORS TO MAKE INVESTMENT DECISIONS.  We work with companies selected by Stephen Brock, our President. Our stockholders have no right or power to take part in our management and do not receive the detailed financial information made available to our team by Portfolio Companies in connection with the review of possible engagements. Accordingly, investors must be willing to entrust all management aspects to Mr. Brock and other members of our management team. Although Mr. Brock and other members of the team have previous experience making and managing private equity investments, there can be no assurance that our management will be successful in making or managing such investments.  In the event that Mr. Brock and his advisors make poor investment decisions, it will have a material adverse effect on our business,  results of operations and financial condition.

STEPHEN BROCK’S INTERESTS MAY CONFLICT WITH OUR INTERESTS.  Our President, Stephen Brock, is also involved in other investment banking and business activities in addition to the duties he fulfills for us including M&A Capital Advisers, LLC, an investment banking firm focused on merging public companies and private companies together and raising money through non-registered private placements.  Mr. Brock’s interests and the interests of other investment banking and business activities in which he participates may conflict with our interests particularly regarding the selection of engagements and the allocation of Mr. Brock’s time.

WE DO NOT ANTICIPATE PAYING DIVIDENDS IN THE NEAR FUTURE.  To date, the Company has not paid any dividends on its common stock.  We intend to reinvest our cash earnings, if any, in the company with the goal of increasing the value per share for the shareholders of the Company.  We do not expect to pay cash dividends in the near future.

OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS WILL DEPEND ON OUR ABILITY TO MANAGE FUTURE GROWTH EFFECTIVELY.  We expect our company to grow significantly in the years ahead. Our ability to sustain continued growth depends on our ability to identify and evaluate, and our ability to finance and work with, companies that meet our criteria. Accomplishing such a result is largely a function of our management of the consulting process and the availability of suitable companies in the marketplace with which to work. Any failure to manage effectively our future growth could have a material adverse effect on our business, financial condition and results of operations.

WE OPERATE IN A COMPETITIVE MARKET FOR OPPORTUNITIES.  We compete with a large number of investment banks and other consulting firms, as well as traditional financial services companies such as commercial banks and other sources of financing in connection with our business activity. We also compete with media and educational companies, and compliance vendors.  The Company’s relative position in the industry is insignificant and most of our competitors have substantially greater resources than we do. Increased competition would make it more difficult for us to make investments with attractive return characteristics.

INVESTMENTS IN SECURITIES OF SMALL-CAPITALIZATION PUBLIC COMPANIES MAY INVOLVE A HIGHER DEGREE OF RISK THAN OTHER INVESTMENTS.  We intend to accept a portion of our fee for services in securities of private companies seeking to become small-capitalization public companies.  Often times there is no market for such securities, or, if there is a market, it is illiquid and/or sporadic.  As a result, investments in such securities may involve greater risks than other investments. Because these companies often have fewer shares outstanding than larger companies, it may be more difficult for us to buy or sell significant amounts of their shares without an unfavorable impact on prevailing prices. In addition, small-capitalization public companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established public companies. There is typically less publicly available information concerning small-capitalization companies than for larger, more established companies.  If there is no market for the securities that we hold or such markets are illiquid or sporadic, it will have a material adverse effect on our ability to buy or sell such securities even if our management believes it is advisable to do so.

ECONOMIC RECESSIONS OR DOWNTURNS COULD IMPAIR OUR CLIENT COMPANIES AND HARM OUR OPERATING RESULTS.  Many of the companies in which we have worked with or will work with may be susceptible to economic slowdowns or recessions. An economic slowdown may impact the ability of a company to engage in a liquidity event. These conditions could lead to financial losses in and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our operational costs.

Our business of positioning private companies for liquidity events via getting publicly listed and trading also may be impacted by current and future market and economic conditions. Significant changes in the public equity markets could have an effect on the valuations of private companies and on the potential for liquidity events involving such companies. This could affect the amount and timing of gains realized on the equity portion of our fee.

WE HAVE A LIMITED OPERATING HISTORY UPON WHICH YOU CAN EVALUATE OUR BUSINESS.  We have only recently elected to reformulate our business model and we have only a limited history of operations upon which you can evaluate our business as such.   In addition, at least one of our subsidiaries is less than a year old.

CHANGES IN LAWS OR REGULATIONS THAT GOVERN US COULD HAVE A MATERIAL ADVERSE IMPACT ON OUR OPERATIONS.  GPT is regulated by the State of Nevada Secretary of State, Securities Division as an investment advisor under Nevada’s Uniform Securities Act. These laws and regulations may be changed from time to time, and interpretations of the relevant laws and regulations are also subject to change.  Changes in the laws or regulations that govern us may significantly affect our business.

PROVISIONS OF OUR CERTIFICATE OF INCORPORATION AND BYLAWS COULD DETER TAKEOVER ATTEMPTS.  Our charter, bylaws and Nevada law contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. The existence of these provisions may negatively impact the price of our stock and may discourage third-party bids. These provisions may reduce any premiums over market price paid to our stockholders for their shares of our stock.

STEPHEN BROCK CAN VOTE AN AGGREGATE OF 75.8% OF OUR OUTSTANDING COMMON STOCK AND CAN EXERCISE CONTROL OVER CORPORATE DECISIONS.  Stephen Brock, a director of the Company and the Company’s President, Secretary, and Treasurer beneficially owns approximately 75.8% of the issued and outstanding shares of our common stock.  Mr. Brock indirectly owns these shares through the Trust and GPT.  Accordingly, Mr. Brock will exercise control in determining the outcome of all corporate transactions or other matters, including mergers, consolidations and the sale of all or substantially all of our assets, and also the power to prevent or cause a change in control.  The interests of Mr. Brock may differ from the interests of the other stockholders and thus result in corporate decisions that are adverse to other shareholders.

WE MAY NOT BE ABLE TO PROTECT OUR INTELLECTUAL PROPERTY.  The greatest ‘product’ to any information based organization is the intellectual property created and “branded” for distribution both as a service and as a component to business activity. It is considered very close to improbable that we would be able to protect the intellectual property rights upon which our business relies.

In an effort to protect and/or curtail our intellectual property, we may pursue certain trademarks, including current brand names, Internet domain names, Web site designs, programs and certain subscriber lists which make up the intellectual property we view as important to our core business. It may be possible for a third party to copy or otherwise obtain or use our intellectual property without authorization or to develop similar technology independently. There can also be no assurance that our business activities will not infringe upon the proprietary rights of others, or that other parties will not assert infringement claims against us, including claims that by, directly or indirectly, providing hyperlink text links to Web sites operated by third parties, we have infringed upon the proprietary rights of other third parties. Due to the global nature of the Internet, there can be no assurance that obtaining trademark protection in the United States will prevent infringements on our trademarks by parties in other countries. We have not sought or obtained any patents on our proprietary software and data processing applications.

THIRD PARTY SERVICES AND INFORMATION POSTED ON OUR WEBSITES COULD CREATE LIABILITY.  Associated risks with the interrelatedness of information via the Internet can prove a risk in utilizing online information or services provided by third parties or us.  Because materials may be downloaded by the public on Internet services offered by us or the Internet access providers with whom we have relationships, and because third party information may be posted by third parties on our Web site through discussion forums and otherwise, there is the potential that claims will be made against us for defamation, negligence, copyright or trademark infringement or other theories. Such claims have been brought against providers of online services in the past. The imposition of liability based on such claims could materially and adversely impact the business.  Even to the extent such claims do not result in liability, we could incur significant costs in investigating and defending against such claims. The imposition to us of potential liability for information or services carried on or disseminated through our Web site could require implementation of measures to reduce exposure to such liability, which may require the expenditure of substantial resources and limit the attractiveness of services to members and users.  We may post news clippings from other news Web sites on our Web sites with links to the source site. Most publishers currently encourage this practice, although certain publishers may request that we cease posting their stories. We will comply with their request in each case. To the extent that a large majority of news publishers prohibit posting of their stories on our Web sites or begin charging royalty fees for such stories, our Web site traffic could decrease or our costs could increase, thereby adversely impacting our profitability. Our general liability insurance will not cover all potential claims to which we are exposed or may not be adequate to indemnify us for all liability that may be imposed. Any imposition of liability that is not covered by insurance or is in excess of insurance coverage could have a material adverse effect on our business, results of operations and financial condition.

CRITICAL ACCOUNTING POLICIES

Our discussion and analysis of our financial condition and results of operations is based upon our financial statements, which have been prepared in accordance with accounting principals generally accepted in the United States.  The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of any contingent assets and liabilities.  On an on-going basis, we evaluate our estimates.  We base our estimates on various assumptions that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about carrying values of assets and liabilities that are not readily apparent from other sources.  Actual results may differ from these estimates under different assumptions or conditions.

We believe the following critical accounting policies affect our more significant judgments and estimates used in the preparation of our financial statements:

Revenue Recognition.  Revenue is recognized when the earning process is complete and the risks and rewards of ownership have transferred to the customer, which is generally considered to have occurred upon performance and acceptance of the services provided.  The services provided sometimes take several months.  For some of the services contracts, there are two specifically-identifiable events which may be separated:  the initial private fund-raising effort and the public market listing effort.  Revenues under the total contract has been allocated 20% to the private fund-raising effort and 80% to the public market listing effort, and these portions of each total contract are recognized in the period when each identifiable event is completed.

Revenues are not recognized for the value of securities received as payment for services when there is no public trading market and there have been no recent private sales of the security.

Valuation of marketable securities.  Marketable securities are classified as trading securities, which are carried at their fair value based upon quoted market prices of those investments at each period-end.  Accordingly, net realized and unrealized gains and losses on trading securities are included in net income.

Item 3.02  Unregistered Sales of Equity Securities

In October 2004, the Registrant issued 15,326,650 shares of Common Stock in a transaction that was not registered under the Securities Act of 1933 (the “Act”) to the Trust pursuant to the Acquisition.  The Company claims an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuance did not involve a public offering, the recipient took the shares for investment and not resale and the Company took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuance and no underwriting discounts or commissions were paid by the Company.

In December 2004, the Company issued 59,835 shares to an entity in connection with the conversion of warrants purchased from MyOffiz prior to the Acquisition.  The Company claims an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuance did not involve a public offering, the recipient took the shares for investment and not resale and the Company took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuance and no underwriting discounts or commissions were paid by the Company.

In December 2004, pursuant to consulting agreements between the Company and eighteen individuals and one company, we agreed to issue 1,565,000 shares of common stock in exchange for services rendered on behalf of the Company, which included 500,000 restricted shares which were issued to the Company’s Chief Executive Officer, Stephen Brock.  The Company claims an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuance did not involve a public offering, the recipient took the shares for investment and not resale and the Company took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuance and no underwriting discounts or commissions were paid by the Company.

Registered Sales of Equity Securities.

In October 2004, the Company issued 20,000 free trading shares of Common Stock to one of the Company’s Attorneys, Michael T. Williams, pursuant to an S-8 Registration Statement.

In October 2004, the Company agreed to issue two individuals 150,000 free trading shares of the Company’s common stock in connection with services provided to the Company, pursuant to an S-8 Registration Statement.  These shares have not been issued by the Company.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Certain errors, resulting in an understatement of previously reported net income and overstatement of previously reported paid in capital as of September 30, 2004, were discovered by the Company’s management on February 11, 2005, in the ordinary course of business, subsequent to the Company' issuing the original report.

The Company became aware of the errors in the September 30, 2004, financial statements in connection with the preparation of the December 31, 2004 financial statements.  For instance, during the preparation of the December 31, 2004 financials, the Company became aware of the fact that the stock prices for Urbanalien Corporation, which the Company used in its September 30, 2004 calculations, were misstated on Nasdaq.com.  The Company has discussed all of the matters disclosed in the attached revised financials with its independent auditor prior to this filing.

Adjustments have been made as of September 30, 2004, to correct the following errors:

On the Company’s previous financial statements, the Company’s holdings of Urbanalien Corporation stock were incorrectly valued, using $.51 instead of the more accurate $.03 per share, which accounted for a $399,360 drop in total unrealized holding gains.

The Company’s holdings of Winfield Financial Group, Inc. stock were overstated by 400,000 shares.  The subsequent change to the restated financial statements lowered their valuation by $140,000 at the $.35 market price.

Acies Corporation paid the Company $450,000 during fiscal 2004 for services which was incorrectly included as a capital contribution instead of revenues.

The Company’s holdings of 212,222 shares of Nevwest Securities at $.09 per share were incorrectly not counted during the original audit.

Two real estate investments and two additional real estate purchase deposits totaling $275,000 original cost and $158,832 in mortgage debt were incorrectly not included in the financial statements as originally presented.

Accounts receivable contained errors in the priced values of securities to be received for services under the revenue recognition policy that records revenues based on the extent of services performed each accounting period.

Accounts receivable was not properly reduced by the deferred revenue portion on a by-client basis.

The Chief Executive Officer’s $65,000 salary for the audited period was erroneously not included.

A summary of these changes is as follows:

    Previously

   Increase

   Stated

    (Decrease)

           Restated

----------

---------

----------

For the short year ended September 30, 2004:

Balance Sheet:

Cash

$  153,509

$       -

$  153,509

Accounts receivable, net

577,165

(357,835

)

219,330

Marketable securities

2,053,230

(520,260

)

1,532,970

Investment in real estate

-

275,000

275,000

Other, net

699,280

699,280

----------

---------

----------

Total assets

$3,483,184

$(603,095

)

$2,880,089

==========

=========

==========

Notes payable to banks

$  134,698

$(158,832

)

$  293,530

Accounts payable

67,435

67,435

Deferred revenues

611,111

382,778

228,333

Deferred income tax

641,425

    998

640,427

Common stock

15,731

15,731

Additional paid in capital

637,620

382,084

255,536

Retained earnings

1,375,164

(  3,933

)

1,379,097

----------

---------

----------

Total liabilities and equity

$3,483,184

$ 603,095

$2,880,089

==========

=========

==========

Statement of Operations:

Revenues

$1,614,976

$(474,943

)

$2,089,919

General & administrative

( 624,902

)

65,000

( 689,902

)

Interest expense

(   6,171

)

7,648

(13,819

)

Unrealized securities holding gains

775,089

399,360

375,729

Other

 127,552

127,552

Deferred income tax expense

( 641,425

)

(    998

)

( 640,427

)

-----------

---------

-----------

Net income

$ 1,245,119

$(  3,933

)

$1,249,052

===========

=========

===========

Net loss per common share

$.08

$.08

Weighted average common shares

outstanding

15,731,274

15,731,274

Item 5.01  Changes in Control of Registrant

As a result of the Acquisition as discussed above control of the Company shifted to Stephen Brock who beneficially owns 16,322,150 shares (or approximately 75.8%) of the Company’s Common Stock personally, and through the Trust.  Stephen Brock, the Registrant’s President, is the trustee of the Trust and an officer and director of GPT.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)  On October 5, 2004, Jaren Chan Eng Ann, Michael Chang and Horfumi Inagawa resigned as directors of the Registrant.  On that same date, Mr. Ann resigned as the Registrant’s President and Mr. Chang resigned as the Registrant’s Treasurer.

(c)  On October 5, 2004, the Registrant’s Board of Directors, via unanimous signed written consent, appointed Stephen Brock as the Registrant’s President, Secretary and Treasurer.

Stephen Brock, age 47, has served as a director of the Registrant and as the Registrant’s President, Secretary and Treasurer since October 2004, after the Registrant acquired PCMS.  Mr. Brock concurrently serves as President, Secretary and Treasurer of the Subsidiaries.  Mr. Brock has served as President, Secretary and Treasurer of GPT, PWP, NF, and PCMS since their inceptions in May 2000, July 2003, August 1998, and July 2004, respectively.  Mr. Brock also served as President and Director of the Nevada Business Journal from June 1996 to February 2000.  As an entrepreneur, Mr. Brock has formed several companies devoted to the small-cap market.  Mr. Brock is a registered investment advisor.  Mr. Brock holds NASD Series 7, 24, 63, and 65 licenses.    In addition, after attending the University of Maryland, Mr. Brock held an Executive Directorship of the Institute for Constitutional Rights for two years.

Stephen Brock, our President, Secretary and Treasurer, provides office space to us at $1,500 per month on a month to month basis.  The Company has no lease with Mr. Brock.

Mr. Brock launched M & A Capital as a broker-dealer in 2004.  Mr. Brock is the General Partner of Brock Family LP, which manages M & A Capital.  M & A Capital provides capital raising services and facilitates Reverse Listings.   In that regard, the Company periodically evaluates with M & A Capital potential acquisitions, financing transactions, initial public offerings, reverse listings, strategic alliances, and sale opportunities involving the Company’s client companies.  Such transactions could have an impact on the valuation of the Company. These transactions and activities are generally not disclosed to the Company’s stockholders and the investing public until such time as the transactions are publicly announced or completed, as the case may be.

(d)  On October 5, 2004, the Registrant’s Board of Directors, via unanimous signed written consent, appointed Stephen Brock as the Registrant’s sole Director to fill the vacancy created by the resignations, discussed above.

Mr. Brock has not been named to any committees of the Registrant’s Board of Directors, and any committees of the Registrant’s Board of Directors to which Mr. Brock may be named have not been determined, as of the filing of this Report.

Item 8.01  Other Events

As a result of the Acquisition, the Registrant changed its name from MyOffiz, Inc. to Public Company Management Corporation on November 18, 2004.

Item 9.01  Financial Statements and Exhibits

(a)

Financial statements of Public Company Management Corporation.

(b)

Pro forma financial information.

(c)

Exhibits.

Exhibit No.	Description

2.1(1)	Exchange Agreement
2.2(2)	Amended Exchange Agreement

(1)  Filed as Exhibit 10.1 to the Form 8-K filed with the Commission on October 6, 2004, and incorporated herein by reference.

(2) Filed as Exhibit 2.2 to the Form 8-K filed with the Commission on October 12, 2004, and incorporated herein by reference.

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Public Company Management Corporation

February 14, 2005

/s/ Stephen Brock

Stephen Brock

Chief Executive Officer